                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  November 8, 1996
                                                        -----------------------

                        Digital Generation Systems, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                        0-27644               94-3140772
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)




           875 Battery Street, San Francisco, California       94111
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code   (415) 276-6600
                                                           -----------------

                                Not applicable.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The registrant, PDR Productions, Inc, a New York corporation ("PDR"), and Pat DeRosa, an officer and director and the sole stockholder of PDR, are parties to a Stock Purchase Agreement dated as of October 15, 1996 (the "Purchase Agreement"). On November 8, 1996, the registrant acquired all of the outstanding stock of PDR from Mr. DeRosa pursuant to the Purchase Agreement. The negotiated value of the PDR shares acquired was approximately $9.0 million, subject to adjustment in accordance with the Purchase Agreement based on the results of a post-closing audit of PDR. The registrant paid for the PDR shares acquired by delivering $6.5 million in cash from its working capital and issuing to Mr. DeRosa a promissory note bearing interest at 8.0% per annum payable at maturity and maturing one year from the closing date.

         Prior to this transaction, no material relationship existed between PDR and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such director or officer.

         PDR is engaged in the business of media duplication and distribution, and the registrant intends to continue this business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

         It is currently impracticable for the registrant to provide the financial statements required by Item 7(a). The registrant intends to file all required financial statements on or before January 21, 1997.

         (b)     Pro Forma Financial Information.

         It is currently impracticable for the registrant to provide the pro forma financial information required by Item 7(b). The registrant intends to file all required pro forma financial information on or before January 21, 1997.

         (c)     Exhibits.

         2.1* Stock Purchase Agreement dated as of October 15, 1996, among Digital Generation Systems, Inc., PDR Productions, Inc. and Pat DeRosa.

         2.2** Amendment to Stock Purchase Agreement dated November 8, 1996, among Digital Generation Systems, Inc., PDR Productions, Inc. and Pat DeRosa.

-------------
* Incorporated by reference to Exhibit 10.25 to the registrant's Quarterly Report on Form 10-Q filed November 13, 1996.

**   Filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL GENERATION SYSTEMS, INC.
                                                 (Registrant)


Date:  November 22, 1996                By:  /s/ Thomas P. Shanahan
                                            ---------------------------------
                                             Thomas P. Shanahan,
                                             Chief Financial Officer





                                      -3-